UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 28, 2003
                                                         -----------------

                             REPRO-MED SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

            New York                    0-12305               13-3044880
  ----------------------------      ---------------       -------------------
  (State or other jurisdiction      Commission File          (IRS Employer
       or incorporation)                Number)           Identification No.)

                      24 Carpenter Road, Chester, NY 10918
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (845) 469-2042
                                                           --------------
                                      N/A
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          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


In an action approved by the Company's full board of directors to reduce future audit expenses, on February 26, 2003, the registrant dismissed its current certifying accountants, Radin, Glass & Co., LLP of New York, New York. In their place, the Company engaged the firm of Meyler & Company, LLC, of Middletown, New Jersey, effective February 28, 2003.

Radin, Glass & Co. had included a "going concern" qualification in their report for the fiscal year ended February 28, 2002, due to the Company's adverse cash flow position.

There were no disagreements with the former accounting firm during the previous two years, nor were there any "reportable events" with the former accountant as defined by Item 304(a)(1)(v). Meyler & Company provided no services to the Company prior to their engagement as the new certifying accountants.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REPRO-MED SYSTEMS, INC.

Dated: July 14, 2003                    By:  /s/ Andrew I. Sealfon
                                        Its: President and
                                             Chief Executive Officer